Supplement to
Fidelity's Government Bond Funds
September 29, 2006
Prospectus

Effective October 24, 2006, Fidelity® Government Income Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information supplements information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

FMR has contracted to pay certain expenses of Government Income to limit total annual operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) to 0.45% of Government Income's average net assets. This arrangement may not be discontinued or modified without the approval of Government Income's shareholders.

The following information replaces the biographical information found in the "Fund Management" section on page 28.

Brett Kozlowski is vice president and manager of Intermediate Government Income Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

GVT-06-04 December 14, 2006
1.477036.123